UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 24, 2009
PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
16760 SW Upper Boones Ferry Road, Ste 101
Portland, OR 97224
(503) 601-4545
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIXELWORKS INC. AND SUBSIDIARIES
Item 8.01 Other Events.
     On Tuesday, August 25, 2009, beginning at approximately 3:25 p.m. Pacific Time, Pixelworks, Inc. (“Pixelworks”) Chief Executive Officer, Bruce Walicek, and Chief Financial Officer, Steven Moore, will give a presentation of Pixelworks business and financial performance at the TechAmerica Oregon Technology Investor Tour and Silicon Forest Forum. A live webcast of the presentation, including the slides, will be available at http://www.pixelworks.com/investors.html.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC. (Registrant)
	By:	/s/ Steven L. Moore
Date: August 24, 2009		Steven L. Moore
Vice President, Chief Financial Officer, Secretary and Treasurer